Rule 497(e)
Registration Nos. 333-182308 and 811-22717

First Trust Exchange-Traded Fund VI

(the “Trust”)

First Trust NASDAQ BuyWrite Income ETF

(the “Fund”)

Supplement to the Fund’s Prospectus and

statement of additional information

December 14, 2023

1.	Notwithstanding anything to the contrary in the Fund’s prospectus, effective as of the date set forth above, the section entitled “Fees and Expenses of the Fund” is hereby deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930

2.	Notwithstanding anything to the contrary in the Fund’s prospectus, effective as of the date set forth above, the annual unitary management fee set forth in the first paragraph of the section entitled “Management of the Fund – Management Fee” is hereby revised from 0.85% to 0.75%.
3.	Notwithstanding anything to the contrary in the Fund’s statement of additional information, effective as of the date set forth above, the fifth paragraph of the section entitled “Management of the Fund – Board Diversification and Trustee Qualifications – Investment Advisor” is hereby deleted in its entirety and replaced with the following:

The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.75% of its average daily net assets.

4.	Notwithstanding anything to the contrary in the Fund’s statement of additional information, effective as of the date set forth above, the seventh paragraph, including the management fee breakpoints schedule, of the section entitled “Management of the Fund – Board Diversification and Trustee Qualifications – Investment Advisor” is hereby deleted in its entirety and replaced with the following:

As approved by the Trust’s Board of Trustees, the management fee paid to the Advisor will be reduced at certain levels of Fund net assets (“breakpoints”) and calculated pursuant to the schedule below:

Management Fee	Breakpoints
0.75000%	Fund net assets up to and including $2.5 billion
0.73125%	Fund net assets greater than $2.5 billion up to and including $5 billion
0.71250%	Fund net assets greater than $5 billion up to and including $7.5 billion
0.69375%	Fund net assets greater than $7.5 billion up to and including $10 billion
0.67500%	Fund net assets greater than $10 billion

* * * * *

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS and
statement of additional information FOR FUTURE REFERENCE